                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12


                                 MICRO-ASI, INC.
                                 ---------------
                (Name of Registrant as Specified In Its Charter)


                             -----------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


[X]    No fee required.


[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

February 16, 2000



Dear Shareholder:


On behalf of the directors and officers of Micro-ASI, Inc. (the "Company"), I invite you to attend a special meeting of our shareholders on Wednesday, March 1, 2000 at 10:00 a.m. at the Westin Park Central Hotel, 12720 Merit Drive, Dallas, Texas 75243.


The enclosed material includes the notice of special meeting, proxy statement, which describes the business to be transacted at the meeting, and proxy for you to complete and return to the Company. The primary purpose of this special meeting is to amend our Articles of Incorporation to increase the number of authorized shares of common stock, $0.001 par value per share (the "Common Stock") and preferred stock , $0.01 par value per share (the "Preferred Stock") and to authorize the Board of Directors of the Company to determine the preferences, limitations and rights of any Preferred Stock to be issued in the future.

The proposal is explained in more detail in the notice of special meeting and proxy statement that appear on the following pages. After reading the proxy statement, please mark, sign and return the enclosed proxy card to ensure that your vote on the business matters of the meeting will be recorded. If you do attend the special meeting, you may withdraw your proxy should you wish to vote in person.

On behalf of the Board of Directors and management of Micro-ASI, Inc., we would like to thank you for your continued support and confidence.


Sincerely yours,



Joel E. Claybrook
President and CEO

                                 MICRO-ASI, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 1, 2000




NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Micro-ASI, Inc. (the "Company") will be held at the Westin Park Central Hotel, 12720 Merit Drive, Dallas, Texas 75243, on Wednesday, March 1, 2000 at 10:00 am local time for the following purposes:


          1. To consider and vote on a proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 75,000,000 shares, to increase the authorized number of shares of Preferred Stock from 1,000,000 to 15,000,000 shares, and to authorize the Board of Directors of the Company to determine the preferences, limitations and rights of any Preferred Stock to be issued in the future; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.


As of January 31, 2000, there were 19,227,111 shares of Common Stock outstanding and no shares of Preferred Stock outstanding.



Holders of the Company's Common Stock of record as of the close of business on January 31, 2000, are entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof.


It is important that your shares be represented at the Special Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy in the return envelope provided. Shareholders who attend the Special Meeting may revoke their proxies and vote in person. To help us prepare properly for your attendance at the Special Meeting, we ask that you indicate on your proxy whether you plan to attend the meeting.

By Order of the Board of Directors,


Joel E. Claybrook
President and CEO


Dallas, Texas
February 16, 2000

                                 MICRO-ASI, INC.
                         12655 NORTH CENTRAL EXPRESSWAY
                                   SUITE 1000
                               DALLAS, TEXAS 75243
                             ---------------------

                                 PROXY STATEMENT

                             ----------------------


                 SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 2000



This proxy statement and the accompanying notice of special meeting and proxy are being furnished to the shareholders of Micro-ASI, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at the Westin Park Central Hotel, 12720 Merit Drive, Dallas, Texas 75243, at 10:00 am local time, and any adjournments or postponement thereof. These proxy materials are being mailed on or about February 17, 2000 to holders of record on January 31, 2000, of the Company's Common Stock, $0.001 par value (the "Common Stock").


At the Special Meeting, the shareholders of the Company will be asked to consider and vote upon proposals to (i) approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 75,000,000 shares, to increase the authorized number of shares of preferred stock, $0.01 par value per share (the "Preferred Stock"), from 1,000,000 to 15,000,000 shares, and to authorize the Board to determine the preferences, limitations and rights of any Preferred Stock to be issued in the future; and (ii) transact such other business as may properly come before the Special Meeting or any adjournment thereof.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by revoking the prior proxy and voting in person at the Special Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Secretary of the Company. The mere presence at the Special Meeting of the shareholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Special Meeting in accordance with the instructions indicated on the proxy by the shareholder or, if no instructions are indicated, will be voted FOR each of the matter of business described herein and, as to any other matter of business that may properly be brought before the Special Meeting, in accordance with the judgment of the person or persons voting the same.

EXPENSES

All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company, by telephone, telegraph, fax, telex, in person or otherwise, without additional compensation.

RECORD DATE AND VOTING SECURITIES


As of January 31, 2000, there were 19,227,111 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. Holders of record at the close of business on January 31, 2000, of the Company's Common Stock are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote with respect to each matter considered at the Special Meeting. Each matter of business requires the presence in person or by proxy of a majority of the shares of Common Stock entitled to vote to constitute a quorum. Abstentions may be specified on all proposals. Abstentions will have the same effect as a vote against such proposal. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal. The Company's Articles of Incorporation do not provide for cumulative voting. Assuming the presence of a quorum at the Special Meeting, the affirmative vote of two-thirds of the outstanding stock entitled to vote is required to amend the corporate charter. All other matters will be determined by a majority of the votes cast.



Only holders of record of Common Stock on January 31, 2000, are entitled to notice of, and to vote at, the Special Meeting.


                                  PROPOSAL ONE

               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION


The Company's Articles of Incorporation (the "Articles") currently provide that the Company is authorized to issue 20,000,000 shares of Common Stock and 1,000,000 shares of designated Preferred Stock. In January 2000, the Board authorized an amendment to the Articles, subject to shareholder approval, to increase the authorized number of shares of Common Stock to 75,000,000 shares, to increase the authorized number of Preferred Stock to 15,000,000 shares, and to authorize the Board of Directors of the Company to determine the preferences, limitations and rights of any Preferred Stock to be issued in the future. The shareholders are being asked to approve such amendment to the Articles.


The terms of the additional authorized shares of Common Stock will be the same as those that apply to the currently authorized shares of Common Stock. Adoption of the amendment and any future issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock.

Adoption of the amendment would authorize the Board to determine the terms, preferences, limitations and rights of the additional and currently authorized shares of Preferred Stock. The proposed amendment would also give the Board the authority to issue additional shares of Common Stock and Preferred Stock without requiring future shareholder approval of such issuances except as may be required by applicable law.

The increase in the authorized number of shares of Common Stock and Preferred Stock and the subsequent issuance of such shares (within the limits imposed by applicable law) could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.

Shareholders of the Company do not now have preemptive rights to subscribe for or purchase additional shares of Common Stock or Preferred Stock, and the shareholders will have no preemptive rights to subscribe for or purchase any of the authorized shares of Common Stock or Preferred Stock that will be available for issuance as a result of the increase in the number of authorized shares of Common Stock and Preferred Stock.


As of January 31, 2000, 19,227,111 shares of Common Stock were issued and outstanding and 837,500 shares of Common Stock were reserved for issuance in connection with stock options granted under the 1999 Stock Option Plan. In connection with the acquisition of Best Technologies, Inc. ("BTI"), an additional 1,416,667 shares will be reserved for future issuance. Thus, there are no shares available for other corporate purposes.


If the proposed amendment is approved, the additional authorized shares would be available for issuance by the Board for any proper corporate purpose at any time without further shareholder approval except as otherwise required by applicable law. Nonetheless, it is the intention of the Board to use a portion of the additional shares to (i) reserve shares for future issuance in connection with the transaction with BTI, as described below; (ii) for possible issuance in connection with equity financing; and (iii) to grant options to purchase shares pursuant to the 1999 Stock Option Plan.

Other than in connection with the reservation of shares of Common Stock for the BTI acquisition, the Board has no present agreement or arrangement to issue any such shares.

ACQUISITION OF COMMON STOCK AND PREFERRED STOCK OF BEST TECHNOLOGIES, INC.


On January 18, 2000, the Company entered into a definitive stock purchase agreement (the "Agreement") whereby the Company acquired all of the outstanding common stock (the "BTI Common Stock") of Best Technologies, Inc., a Texas corporation ("BTI") from the sole shareholder of BTI (the "Seller"). BTI is an electronics contract manufacturer headquartered in Wylie, Texas. In connection with the Agreement, one share of Preferred Stock of BTI (the "BTI Preferred Stock") was created and issued to the seller. The Company, as holder of the BTI Common Stock, has the right to appoint one director to the three-member Board of Directors of BTI. Seller, as holder of the BTI Preferred Stock has the right to appoint two directors to the three-member Board of Directors of BTI and certain other voting rights. Pursuant to the Agreement, the Company will receive the outstanding BTI Preferred Stock upon the satisfaction of certain obligations, including, but not limited to, the completion of an initial public offering by the Company.



The total aggregate purchase price for the BTI Common Stock is approximately $5.3 million. The purchase price includes (i) a promissory note from the Company to the Seller in the amount of $2,500,000, due the earlier of (a) December 31, 2001 or (b) ten days after the completion of an initial public offering by the Company (the "Purchase Note"); (ii) a convertible note from the Company to the Seller in the amount of $1,416,677 due December 31, 2001, which is immediately convertible into 1,416,677 shares of Common Stock of the Company $.001 par value (the "Convertible Note"); (iii) a promissory note from BTI to the Seller and guaranteed by the Company in the amount of $600,000, due the earlier of (a) March 31, 2000 or (b) ten days after the completion of one or more private placements having an aggregate gross offering amount in excess of $6,000,000 (the "Cash Note"); and (iv) a contribution from the Company to the capital of BTI consisting of $750,000 of property and equipment used in BTI's flip-chip assembly due ninety days after the completion of one or more private placements having an aggregate gross offering amount in excess of $6,000,000 (the "Capital Contribution"). Furthermore, the payment of the Cash Note, the Purchase Note and the Convertible Note are secured by a stock pledge agreement pursuant to which the Company has pledged all of the BTI Common Stock. The purchase price is not subject to any post-closing adjustments.


Under Texas law, the Company is not required to, and will not, seek shareholder approval for this transaction.

RECOMMENDATION OF THE BOARD


The Board has unanimously approved the amendment to the Articles and recommends that the shareholders vote "FOR" this proposal.



Should the shareholders not approve this proposal, the ability of the Company to raise additional capital to sustain the ongoing operations and to implement the Company's Business Plan could be materially and adversely affected. Additionally, the Company would have to reserve a combination of authorized but unissued shares of Common Stock and Preferred Stock in an amount equal to the 1,416,667 shares required should the BTI Convertible Note be converted.

                                   MANAGEMENT

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT


The following table sets forth information concerning the beneficial ownership of the Company's Common Stock as of January 31, 2000, by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.



Shares Beneficially Owned (1),(2)                   Number            Percent
-----------------------------                     ----------          -------
Cecil E. Smith, Jr.(3)
12655 N. Central Expressway, Suite 1000            3,386,900          17.5%
Dallas, Texas 75243


Joel E. Claybrook(4)
12655 N. Central Expressway, Suite 1000            1,930,000          10.0%
Dallas, Texas 75243

Robert J. Hoyt
174 The Masters Circle                             1,800,000           9.4%
Costa Mesa, CA 92627

Dr. Meng-Sheng Lin (5)
12655 N. Central Expressway, Suite 1000            1,175,000           6.1%
Dallas, Texas 75243

Dr. Myles Welborn                                     45,500             *

James Hamner                                              --            --

Dr. James Dukowitz (6)                               100,000             *

All Directors & Officers as a Group (6 persons)    6,637,400          33.5%


-----------------------------
*  Denotes less than 1% ownership

(1) The rules of the SEC provide that, for the purposes hereof, a person is considered the "beneficial owner" of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.


(2) Based on 19,227,111 shares outstanding on January 31, 2000. Shares of Common Stock subject to options that are exercisable within 60 days of January, 2000, are deemed beneficially owned by the person holding such options for the purposes of calculating the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.


(3) Includes 175,000 shares of Common Stock issuable upon exercise of stock options.

(4) Includes 175,000 shares of Common Stock issuable upon exercise of stock options.

(5) Includes 125,000 shares of Common Stock issuable upon exercise of stock options.

(6) Includes 100,000 shares of Common Stock issuable upon exercise of stock options.

                                  OTHER MATTERS

As of the date of this proxy statement, the Company has no knowledge of any business other than that described above that will be presented at the Special Meeting. If any other business should come before the Special Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be voted at the Special Meeting.

By Order of the Board of Directors,


Joel E. Claybrook
President and CEO


February 16, 2000

                                MICRO-ASI, INC.
                                      PROXY


The undersigned hereby (i) acknowledges receipt of the notice dated February 16, 2000, of the Special Meeting of Shareholders of Micro-ASI, Inc. (the "Company") to be held at 10:00 a.m. local time on Wednesday, March 1, 2000 at the Westin Park Central Hotel, 12720 Merit Drive, Dallas, Texas 75243, and the proxy statement in connection therewith; and (ii) appoints JOEL E. CLAYBROOK and CECIL
E. SMITH, JR. and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:


(a) Proposal to approve the amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 75,000,000 shares, and to increase the authorized number of shares of Preferred Stock from 1,000,000 to 15,000,000 shares, and to authorize the Board of Directors of the Company to determine the preferences, limitations and rights of any Preferred Stock to be issued in the future.

       [ ]  FOR             [ ]  AGAINST              [ ]  ABSTAIN

(b) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

       [ ]  FOR             [ ]  AGAINST              [ ]  ABSTAIN


THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.


If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

[ ]  I PLAN TO ATTEND THE SPECIAL MEETING.


DATED:                                            ------------------------------
      ------------------------------              SIGNATURE OF SHAREHOLDER

TELEPHONE:
          --------------------------              ------------------------------
                                                  NAME (please print)
NUMBER OF SHARES:
                 -------------------              ------------------------------
                                                  SIGNATURE OF JOINT SHAREHOLDER
                                                  (if applicable)


                                                  ------------------------------
                                                  NAME OF JOINT SHAREHOLDER
                                                  (please print)


                                                  ------------------------------
                                                  TITLE (if applicable)

When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer or representative of such entity. Each joint tenant should sign the proxy.

NOTE: PLEASE MARK, SIGN, DATE AND RETURN VIA MAIL OR FACSIMILE (972-392-9639) THIS PROXY CARD PROMPTLY TO:

        MICRO-ASI, INC.
        12655 N. Central Expressway
        Suite 1000
        Dallas, Texas 75243